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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 August 16, 2000

                             TAMPA ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)

           Florida                        1-5007                 59-0475140
(State of other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                     Number)          Identification No.)

                 702 North Franklin Street, Tampa, Florida 33602
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (813) 228-4111


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Item 5.  Other Events.

         On August 16, 2000, Tampa Electric Company (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with Morgan Stanley & Co. Incorporated and Chase Securities Inc. (collectively, the "Underwriters") for the sale to the Underwriters of $150 million principal amount of 7 3/8% REset Put Securities Due 2015 (the "Notes"). The Notes are a portion of the $200 million principal amount of debt securities (the "Debt Securities") the Company registered under the Securities Act of 1933, as amended, on a registration statement (the "Registration Statement") on Form S-3 (File No. 333-55873). The Purchase Agreement incorporates terms from an Agency Agreement dated July 28, 1998 among the Company, Citicorp Securities, Inc. and Morgan Stanley & Co. Incorporated, as amended by a Letter of Joinder dated as of August 16, 2000 joining Chase Securities Inc. as a party to the Agency Agreement (collectively, the "Agency Agreement"). Closing of the transaction occurred on August 21, 2000. The Notes were issued and sold pursuant to an Indenture (the "Base
Indenture") dated as of July 1, 1998 between the Company and The Bank of New York, as Trustee, as amended and supplemented by the Second Supplemental Indenture thereto (the "Supplemental Indenture"). The Purchase Agreement, the Agency Agreement, the Supplemental Indenture and the Note are exhibits to this Current Report on Form 8-K. The form of Base Indenture was filed as an exhibit to the Registration Statement.

Item 7.  Finance Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         (1.1) Purchase Agreement, dated August 16, 2000, among Tampa Electric Company, Morgan Stanley & Co. Incorporated and Chase Securities Inc.

         (1.2) Agency Agreement, dated July 28, 1998, among Tampa Electric Company, Citicorp Securities, Inc. and Morgan Stanley & Co. Incorporated (the "Agency Agreement"), filed as Exhibit 1.2 to the Form 8-K filed July 30, 1998, file number 00-105007, and incorporated herein by reference.

         (1.3) Letter of Joinder, dated August 16, 2000 joining Chase Securities Inc. as a party to the Agency Agreement.

         (4.1) Second Supplemental Indenture dated August 15, 2000 between Tampa Electric Company and The Bank of New York.

         (4.2) 7 3/8% REset Put Securities Due 2015.

         (5.1) Opinion of Palmer & Dodge LLP regarding validity of the Notes, dated August 21, 2000.

         (23.1) Consent of Palmer & Dodge LLP. Included in Exhibit 5.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 21, 2000                             TAMPA ELECTRIC COMPANY

                                            By /s/ G.L. Gillette
                                               -------------------------------
                                               G.L. Gillette
                                               Vice President-Finance and Chief
                                               Financial Officer




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                                  EXHIBIT INDEX

         (1.1) Purchase Agreement, dated August 16, 2000, among Tampa Electric Company, Morgan Stanley & Co. Incorporated and Chase Securities Inc.

         (1.2) Agency Agreement, dated July 28, 1998, among Tampa Electric Company, Citicorp Securities, Inc. and Morgan Stanley & Co. Incorporated (the "Agency Agreement"), filed as Exhibit 1.2 to the Form 8-K filed July 30, 2000, file number 00-105007, and incorporated herein by reference.

         (1.3) Letter of Joinder, dated August 16, 2000 joining Chase Securities Inc. as a party to the Agency Agreement.

         (4.1) Second Supplemental Indenture dated August 15, 2000 between Tampa Electric Company and The Bank of New York.

         (4.2) 7 3/8% REset Put Securities Due 2015.

         (5.1) Opinion of Palmer & Dodge LLP regarding validity of the Notes, dated August 21, 2000.

         (23.1) Consent of Palmer & Dodge LLP. Included in Exhibit 5.1.